UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 25, 2011 (April 20, 2011)

WesBanco, Inc.
 (Exact name of registrant as specified in its charter)

West Virginia	000-08467	55-0571723
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1 Bank Plaza, Wheeling, WV	26003
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code       (304) 234-9000

Former name or former address, if changed since last report  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Director retirement:

The terms as members of the WesBanco Board of Directors for Mr. John D. Kidd, age 71, Vice Chairman of the Board, and R. Peterson Chalfant, age 70, Chairman of the Nominating Committee, have expired as of the Annual Meeting of Stockholders held on April 20, 2011.  Both Directors are retiring from the Board because they are not eligible under the Corporation’s Bylaws to stand for re-election due to the age 70 limitation as of the date of re-election, and not as a result of any disagreement with the Company.  Mr. Kidd’s service on the Board began in 2007, and Mr. Chalfant’s service commenced in 1996.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 20, 2011, the Annual Meeting of the Stockholders of WesBanco, Inc. was held in Wheeling, WV. The following directors were elected(1) to the Board of Directors for a term of three years expiring at the Annual Stockholders meeting in 2014:

	For	Withheld	Uncast
Abigail M. Feinknopf	18,411,586	452,541	4,498
Paul M. Limbert	18,436,471	432,035	118
Jay T. McCamic	18,414,528	451,522	2,574
F. Eric Nelson, Jr.	18,436,156	427,971	4,498
Joan C. Stamp	18,433,275	435,231	118
(1) There were no broker non-votes registered.

In addition to voting to elect the aforementioned directors, WesBanco’s stockholders approved an advisory (non-binding) proposal on WesBanco, Inc.’s executive compensation paid to WesBanco’s named executive officers.  The results of the vote were as follows:

	For	Against	Abstain
Advisory proposal on WesBanco, Inc.'s executive compensation	17,864,691	779,404	224,529

WesBanco’s stockholders also voted, in an advisory capacity (non-binding), on the frequency of the stockholder advisory vote on executive compensation, and proposed that a vote occur every year.  The results of the vote were as follows:

	1 Yr	2 Yrs	3 Yrs	Abstain
Advisory proposal that the frequency of the stockholder advisory vote on executive compensation occur every:	16,565,547	210,861	1,735,361	356,854

In the near future, the WesBanco, Inc. Board of Directors will announce a decision on the frequency of the stockholder advisory vote on executive compensation, considering the recommendation of the stockholders.  As disclosed in the proxy material for this annual meeting of stockholders, the Board of Directors recommended a vote for an annual stockholder advisory vote on executive compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WesBanco, Inc.
(Registrant)

Date: April 25, 2011	/s/ Robert H. Young
Robert H. Young
Executive Vice President and
Chief Financial Officer